File No. 333-59093
Rule 497(e)

SUN CAPITAL ADVISERS TRUST

SC FI Large Cap Growth Fund

Supplement dated November 5, 2007
to the Initial and Service Class Prospectuses, each dated May 1, 2007

The prospectus is revised as follows:

1.	The following replaces the portfolio manager information for the FI Large Cap Growth Fund under “About the Portfolio Managers” on page 27, effective November 1, 2007:

Fund	Fund Manager(s)	Manager since	Positions during past five years
FI Large Cap Growth Fund (Jointly managed)	Derek L. Chin, CFA	2007	Portfolio Manager with Pyramis (since 2006). Prior to that, Quantitative Research Analyst at Fidelity Institutional Equity Group (2001-2005).
	Jack Kerivan, CFA	2007	Portfolio Manager with Pyramis (since 2006). Prior to that, Managing Director and Large Cap Growth Institutional Portfolio Manager at Putnam Investments (2000-2006).

2.           Appendix A is replaced in its entirety with the following:

APPENDIX A
Prior Performance Information for Similar Accounts
Managed by Pyramis Global Advisors, LLC

The following tables reflect data supplied by Pyramis Global Advisors, LLC relating to the performance of all fee paying, fully discretionary portfolios using strategies similar to SC FI Large Cap Growth Fund. These portfolios have investment objectives, policies and strategies substantially similar, but not necessarily identical, to those of SC FI Large Cap Growth Fund.

Performance of the composite is not that of SC FI Large Cap Growth Fund, is not a substitute for SC FI Large Cap Growth Fund’s performance and does not predict SC FI Large Cap Growth Fund’s performance results, which may differ from the composite’s results. The personnel who managed accounts comprising the composite, and who therefore generated, or contributed to, the historical performance shown may differ from the personnel managing the SC FI Large Cap Growth Fund.

Pyramis Global Advisors’ composite performance is shown net of a model investment management fee equal to the highest management fee payable by any of the underlying accounts.  The projected expenses for the SC FI Large Cap Growth Fund are higher than the model (highest) management fee of the underlying accounts in the composite. Had the SC FI Large Cap Growth Fund expenses been applied to the composite, the composite performance data would have been lower.

Since these composite results were not calculated for mutual funds, they are not based on SEC mutual fund performance standards. Performance calculations based on SEC mutual fund performance standards would have been different. All investment results shown in the tables assume the reinvestment of dividends.

The composite includes accounts that are not mutual funds.  Unlike mutual funds, private accounts are not subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code of 1986, as amended. Complying with these regulatory requirements may have an adverse effect on SC FI Large Cap Growth Fund’s performance relative to that of a composite in which all or some accounts are not subject to such requirements. Similarly, private accounts generally do not experience the same types of cash inflows and outflows as mutual funds and generally do not hold significant cash for liquidity purposes.  There can be no assurance that the continuous offering of SC FI Large Cap Growth Fund’s shares and the fund’s obligation to redeem its shares will not adversely affect the fund’s performance.

 The performance data has not been adjusted to reflect any of the charges assessed against insurance company separate accounts or variable life insurance or variable annuity products for which the fund serves as an investment vehicle.  The performance data shown would have been lower had these charges been reflected.

Pyramis Global Advisors, LLC’s Prior Performance for Similarly Managed Institutional Accounts.

The following tables reflect the performance of Pyramis Global Advisors’ client accounts that have investment objectives and strategies substantially similar to those of the fund. As of December 31, 2006, the composite data consisted of five accounts, having total assets of $1.5 billion, representing 24% of large cap growth assets under management.  As of September 30, 2007, the composite data consisted of five accounts, having total assets of $1.4 billion, representing 30% of large cap growth assets under management.

Pyramis Institutional Large Cap Growth Composite
(comparison composite for SC FI Large Cap Growth Fund)

	Average Annual Total Returns
	(for periods ended December 31, 2006)
	1 Year	3 Years	5 Years	Since Inception (2/28/01)
Large Cap Growth Composite	5.00%	9.91%	1.24%	(0.57)%
Russell 1000 Growth Index*	9.07%	6.87%	2.69%	0.41%
Morningstar US VA Fund Large Growth Average*	6.20%	6.82%	2.55%	N/A

	Average Annual Total Returns
	(for periods ended September 30, 2007)
	1 Year	3 Years	5 Years	Since Inception (2/28/01)
Large Cap Growth Composite	14.65%	12.87%	14.35%	0.42%
Russell 1000 Growth Index*	19.35%	12.20%	13.84%	2.19%
Morningstar US VA Fund Large Growth Average*	20.99%	13.46%	14.50%	N/A

	Year by Year Total Returns for the Periods Ended December 31:
	2002	2003	2004	2005	2006	2007**
Large Cap Growth Composite…	(39.00)%	31.33%	12.04%	12.85%	5.00%	6.25%
Russell 1000 Growth Index*…...	(27.88)%	29.75%	6.30%	5.26%	9.07%	12.68%
Morningstar US VA Fund Large Growth Average*………………	(26.98)%	29.71%	8.45%	7.55%	6.20%	14.24%

*	A description of this index is located at the end of this appendix.
** For the period ended September 30, 2007.

Important notes about Pyramis Institutional Large Cap Growth Composite
The Fund is relatively new and does not have a full calendar year of performance data. The Pyramis composite performance is computed using an asset-weighted rate of return for each account, weighted for the relative size of each account using beginning of period values. The performance of the Pyramis Institutional Large Cap Growth Composite reflects the deduction of a model fee equal to the highest investment management fee payable by any of the underlying accounts in the composite, which is 0.80%. This model fee is less than the total operating expenses for the Initial Class shares of the SC FI Large Cap Growth Fund for the fiscal year ended December 31, 2006 and the nine months ended September 30, 2007. If the performance results of the composite were adjusted for the expenses of the SC FI Large Cap Growth Fund, the performance would have been worse.

Pyramis Global Advisors, LLC has prepared and presented this report in accordance with the Performance Presentation Standards of the Association for Investment Management and Research (AIMR-PPS), the U.S. and Canadian version of the Global Investment Performance Standards (GIPS), retroactively for all periods. The CFA Institute has not been involved with the preparation or review of this report.

The performance data should not be considered an indication of future performance of SC FI Large Cap Growth Fund or Pyramis Global Advisors, LLC.

Description of Indices for Appendix A

The Morningstar US VA Fund Large Growth Average reflects an equal-weighted return which calculates the average of the returns in the US VA Fund Large Growth category. The Morningstar US VA Fund Large Growth category includes large-growth portfolios which invest in big U.S. companies that are projected to grow faster than other large-cap stocks. Stocks in the top 70% of the capitalization of the U.S. equity market are defined as large-cap. Growth is defined based on fast growth (high growth rates for earnings, sales, book value, and cash flow) and high valuations (high price ratios and low dividend yields). Most of these portfolios focus on companies in rapidly expanding industries.

The Russell 1000 Growth Index is an unmanaged, market-cap weighted index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.